Beneficient     January 31, 2025
Attention: Greg Ezell, CFO
325 N. St. Paul Street Suite 4850
Dallas, Texas 75201
Mr. Ezell:
HCLP Nominees, LLC (“HCLP”) is the lender with respect to the First-Lien Credit Agreement and the Second-Lien Credit Agreement with a subsidiary of Beneficient. On July 31, 2024, HCLP and Beneficient entered into a letter agreement regarding HCLP’s forbearance with respect to exercising any remedies under the First-Lien Credit Agreement and the Second-Lien Credit Agreement through February 1, 2025 and to (i) extend the maturity date of the First-Lien Credit Agreement from September 15, 2024 to February 1, 2025 (the “Maturity Date”) and (ii) waive the right to any mandatory prepayments required under Section 2.03(b) of the First Lien Credit Agreement until February 1, 2025 (the “Prepayment Waiver Date”) (the “Prior Letter Agreement”). The parties are currently engaged in negotiations concerning potential amendments of the First-Lien and Second-Lien Credit Agreements, which remain ongoing as of the date hereof. In consideration of those ongoing negotiations, HCLP hereby agrees to extend the Maturity Date and Prepayment Waiver from February 1, 2025 to February 8, 2025. Except as expressly provided in the preceding sentence, HCLP reserves all rights.
[signature page follows]

HCLP Nominees, LLC
By: Crossmark Master Holdings, LLC, its Manager

/s/ David Wickline
By: David Wickline
Title: Manager
Agreed and Accepted:
Beneficient Company Holdings, LP
By: Beneficient Company Group, LLC,
its General Partner
By: Beneficient,
its Managing Member

/s/ Greg Ezell
By: Greg Ezell
Title: Chief Financial Officer
Beneficient

/s/ Greg Ezell
By: Greg Ezell
Title: Chief Financial Officer